UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  November 25, 2003


                      MORGAN STANLEY DEAN WITTER CREDIT CORP
                   Heloc Asset-Backed Notes, Series 2003-1 Trust
              (Exact name of registrant as specified in its charter)

New York (governing law of            333-104046-01       N/A
Pooling and Servicing Agreement)      (Commission         IRS EIN
(State or other                       File Number)
jurisdiction
of Incorporation)




       c/o Wells Fargo Bank Minnesota, NA
       9062 Old Annapolis Road
       Columbia, MD                                         21045
       (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code:  (410) 884-2000


       (Former name or former address, if changed since last report)


ITEM 5.  Other Events

 On November 25, 2003 a distribution was made to holders of MORGAN STANLEY DEAN WITTER CREDIT CORP, Heloc Asset-Backed Notes, Series 2003-1 Trust.



ITEM 7.  Financial Statements and Exhibits

      (c)  Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number               Description

           EX-99.1 Monthly report distributed to holders of Heloc Asset-Backed Notes,
                                        Series 2003-1 Trust, relating to the
                                        November 25, 2003 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                      MORGAN STANLEY DEAN WITTER CREDIT CORP
                  Heloc Asset-Backed Notes, Series 2003-1 Trust

              By:    Wells Fargo Bank Minnesota, N.A. as Indenture Trustee
              By:   /s/   Beth Belfield as Assistant Vice President
              By:    Beth Belfield as Assistant Vice President

              Date:  12/5/03
                                INDEX TO EXHIBITS


Exhibit Number            Description

EX-99.1 Monthly report distributed to holders of Heloc Asset-Backed Notes, Series 2003-1 Trust, relating to the November 25, 2003 distribution.





                   EX-99.1

Morgan Stanley Dean Witter Credit Corp HELOC Trust
Heloc Asset-Backed Notes



Record Date:             10/31/03

Distribution Date:       11/25/03

MSDWCC  Series: 2003-1

Contact: Customer Service - CTSLink
         Wells Fargo Bank Minnesota, N.A.
         Securities Administration Services
         7485 New Horizon Way
         Frederick, MD 21703
         Telephone: (301) 815-6600
         Fax:       (301) 815-6660








                                          Certificateholder Distribution Summary

                             Certificate    Certificate                  Beginning
                             Class          Pass-Through               Certificate           Interest          Principal
Class             CUSIP      Description    Rate                            Balance       Distribution       Distribution

Note             55353WAA4     SEN          1.39000%                 456,699,310.35         511,376.37       8,198,467.79
Cert             MSH03CERT     SUB          0.00000%                  12,445,643.19          37,530.06         198,875.95
OC                             OC           0.00000%                   4,336,725.70               0.00               0.00
Totals                                                               473,481,679.24         548,906.43       8,397,343.74

                     Certificateholder Distribution Summary (continued)

                          Current             Ending                            Cumulative
                         Realized        Certificate              Total           Realized
Class                         Loss            Balance       Distribution             Losses

Note                          0.00     448,500,842.56       8,709,844.16               0.00
Cert                          0.00      12,246,767.24         236,406.01               0.00
OC                            0.00       5,168,038.74               0.00               0.00
Totals                        0.00     465,915,648.54       8,946,250.17               0.00

All distributions required by the Pooling and Servicing Agreement have been calculated by the
Certificate Administrator on behalf of the Trustee.





                                                Principal Distribution Statement

                         Original            Beginning          Scheduled       Unscheduled
                             Face          Certificate          Principal         Principal                        Realized
Class                       Amount              Balance       Distribution      Distribution        Accretion       Loss (1)

Note                483,155,000.00       456,699,310.35               0.00      8,198,467.79             0.00           0.00
Cert                          0.00        12,445,643.19               0.00        198,875.95             0.00           0.00
OC                          227.48         4,336,725.70               0.00              0.00             0.00           0.00
Totals              483,155,227.48       473,481,679.24               0.00      8,397,343.74             0.00           0.00

(1) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.


                                               Principal Distribution Statement (continued)

                             Total               Ending           Ending               Total
                         Principal          Certificate      Certificate           Principal
 Class                    Reduction              Balance       Percentage        Distribution

 Note                  8,198,467.79       448,500,842.56       0.92827528        8,198,467.79
 Cert                    198,875.95        12,246,767.24       0.00000000          198,875.95
 OC                            0.00         5,168,038.74  22,718.65104625                0.00

 Totals                8,397,343.74       465,915,648.54       0.96431876        8,397,343.74

                                     Principal Distribution Factors Statement

                             Original          Beginning         Scheduled        Unscheduled
                                 Face        Certificate         Principal          Principal
Class (2)                       Amount            Balance      Distribution       Distribution          Accretion


Note                    483,155,000.00       945.24388726        0.00000000        16.96860798         0.00000000
Cert                              0.00         0.00000000        0.00000000         0.00000000         0.00000000
OC                              227.48  19064206.52365040        0.00000000         0.00000000         0.00000000





                                Principal Distribution Factors Statement (continued)

                                               Total             Ending            Ending              Total
                         Realized          Principal        Certificate       Certificate          Principal
Class                     Loss (3)          Reduction            Balance        Percentage       Distribution

Note                    0.00000000        16.96860798        928.27527928       0.92827528        16.96860798
Cert                    0.00000000         0.00000000          0.00000000       0.00000000         0.00000000
OC                      0.00000000         0.00000000 22,718,651.04624580   22718.65104625         0.00000000

(3) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
    Please Refer to the Prospectus Supplement for a Full Description.






                                                Interest Distribution Statement

                                                            Beginning                           Payment of
                         Original          Current       Certificate/            Current            Unpaid            Current
                             Face      Certificate           Notional            Accrued          Interest           Interest
Class                       Amount             Rate            Balance           Interest         Shortfall          Shortfall


Note                483,155,000.00         1.39000%     456,699,310.35         546,643.70              0.00               0.00
Cert                          0.00         0.00000%      12,445,643.19          37,523.48              0.00               0.00
OC                          227.48         0.00000%       4,336,725.70               0.00              0.00               0.00
Totals              483,155,227.48                                             584,167.18              0.00               0.00


                                      Interest Distribution Statement (continued)

                                                                                   Remaining                Ending
                     Non-Supported                                   Total            Unpaid          Certificate/
                          Interest           Realized             Interest          Interest              Notional
 Class                    Shortfall         Losses (4)         Distribution         Shortfall               Balance


 Note                          0.00               0.00           511,376.37              0.00        448,500,842.56
 Cert                          0.00               0.00            37,530.06              0.00         12,246,767.24
 OC                            0.00               0.00                 0.00              0.00          5,168,038.74
 Totals                        0.00               0.00           548,906.43              0.00

 (4) Amount Does Not Include Excess Special Hazard, Bankruptcy, or Fraud Losses Unless Otherwise Disclosed.
     Please Refer to the Prospectus Supplement for a Full Description.




                                               Interest Distribution Factors Statement
                                                              Beginning                           Payment of
                           Original          Current       Certificate/           Current             Unpaid            Current
                               Face      Certificate           Notional           Accrued          Interest            Interest
Class (5)                     Amount             Rate            Balance          Interest          Shortfall          Shortfall


Note                  483,155,000.00         1.39000%       945.24388726        1.13140441         0.00000000         0.00000000
Cert                            0.00         0.00000%         0.00000000        0.00000000         0.00000000         0.00000000
OC                            227.48         0.00000%  19064206.52365040        0.00000000         0.00000000         0.00000000

(5)  Per $1 denomination.


                                 Interest Distribution Factors Statement (continued)

                                                                                Remaining             Ending
                    Non-Supported                                 Total            Unpaid       Certificate/
                         Interest           Realized           Interest          Interest           Notional
Class                    Shortfall         Losses (6)       Distribution         Shortfall            Balance


Note                    0.00000000         0.00000000         1.05841059        0.00000000       928.27527928
Cert                    0.00000000         0.00000000         0.00000000        0.00000000         0.00000000
OC                      0.00000000         0.00000000         0.00000000        0.00000000  22718651.04624580

(6) Amount Does Not Include Excess Special Hazard, Bankruptcy,or Fraud Losses Unless
    Otherwise Disclosed. Please Refer to the Prospectus Supplement for a Full Description.





                                                  CERTIFICATEHOLDER ACCOUNT STATEMENT
                                                          CERTIFICATE ACCOUNT

Beginning Balance                                                                                              0.00
Deposits
     Payments of Interest and Principal                                                                9,192,493.67
     Liquidations, Insurance Proceeds, Reserve Funds                                                           0.00
     Proceeds from Repurchased Loans                                                                           0.00
     Other Amounts (Servicer Advances)                                                                         0.00
     Realized Loss (Gains, Subsequent Expenses & Recoveries)                                                   0.00

     Prepayment Penalties                                                                                      0.00
Total Deposits                                                                                         9,192,493.67

Withdrawals
     Reimbursement for Servicer Advances                                                                       0.00
     Payment of Service Fee                                                                              246,243.50
     Payment of Interest and Principal                                                                 8,946,250.17
Total Withdrawals (Pool Distribution Amount)                                                           9,192,493.67


Ending Balance                                                                                                 0.00



                                                PREPAYMENT/CURTAILMENT INTEREST SHORTFALL
Total Prepayment/Curtailment Interest Shortfall                                                                0.00

Servicing Fee Support                                                                                          0.00
Non-Supported Prepayment/Curtailment Interest Shortfall                                                        0.00





                                                             SERVICING FEES

Gross Servicing Fee                                                                                      198,670.66
MBIA                                                                                                      47,572.84
Owner Trustee Fee                                                                                              0.00
Supported Prepayment/Curtailment Interest Shortfall                                                            0.00
Net Servicing Fee                                                                                        246,243.50




                                                             OTHER ACCOUNTS

                                                    Beginning            Current           Current            Ending
Account Type                                           Balance        Withdrawals          Deposits           Balance

Financial Guaranty                                        0.00               0.00              0.00              0.00

                        LOAN STATUS STRATIFICATION/CREDIT ENHANCEMENT STATEMENT
                                                           DELINQUENCY STATUS

         DELINQUENT               BANKRUPTCY             FORECLOSURE             REO                     Total


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         3                      0                       0                       3
                                  187,981.26             0.00                    0.00                    187,981.26

30 Days   2                       0                      0                       0                       2
          153,543.76              0.00                   0.00                    0.00                    153,543.76

60 Days   1                       0                      0                       0                       1
          15,854.63               0.00                   0.00                    0.00                    15,854.63

90 Days   0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

120 Days  0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

150 Days  0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

180+ Days 0                       0                      0                       0                       0
          0.00                    0.00                   0.00                    0.00                    0.00

Totals    3                       3                      0                       0                       6
          169,398.39              187,981.26             0.00                    0.00                    357,379.65


          No of Loans             No of Loans            No of Loans             No of Loans             No of Loans
          Principal Balance       Principal Balance      Principal Balance       Principal Balance       Principal Balance
0-29 Days                         0.041073%              0.000000%               0.000000%               0.041073%
                                  0.040347%              0.000000%               0.000000%               0.040347%

30 Days   0.027382%               0.000000%              0.000000%               0.000000%               0.027382%
          0.032955%               0.000000%              0.000000%               0.000000%               0.032955%

60 Days   0.013691%               0.000000%              0.000000%               0.000000%               0.013691%
          0.003403%               0.000000%              0.000000%               0.000000%               0.003403%

90 Days   0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

120 Days  0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

150 Days  0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

180+ Days 0.000000%               0.000000%              0.000000%               0.000000%               0.000000%
          0.000000%               0.000000%              0.000000%               0.000000%               0.000000%

Totals    0.041073%               0.041073%              0.000000%               0.000000%               0.082147%
          0.036358%               0.040347%              0.000000%               0.000000%               0.076705%


(7) Delinquencies are stratified according to information the servicer has provided. Bankruptcy, Foreclosure, and REO are included in the Delinquency amounts. For all categories, 180+ amounts are reported in the 150+ category.



                                                            OTHER INFORMATION

Current Period Class A Insufficient Funds                                                                  0.00
Principal Balance of Contaminated Properties                                                               0.00

Periodic Advance                                                                                           0.00







                                   COLLATERAL STATEMENT
 Collateral Description                                              Fixed & Mixed ARM

 Weighted Average Gross Coupon                                               4.122135%
 Weighted Average Net Coupon                                                 3.618621%
 Weighted Average Pass-Through Rate                                          3.498052%
 Weighted Average Maturity(Stepdown Calculation )                                    0
 Beginning Scheduled Collateral Loan Count                                       7,468

 Number Of Loans Paid In Full                                                      164
 Ending Scheduled Collateral Loan Count                                          7,304
 Beginning Scheduled Collateral Balance                                 473,481,679.24
 Ending Scheduled Collateral Balance                                    465,915,648.54
 Ending Actual Collateral Balance at 31-Oct-2003                        465,915,648.54
 Monthly P &I Constant                                                            0.00
 Special Servicing Fee                                                            0.00
 Prepayment Penalties                                                             0.00
 Realized Loss Amount                                                             0.00
 Cumulative Realized Loss                                                         0.00



               Miscellaneous Reporting
   Current Period Additional Balances                           16,292,779.59
   Investor Floating Allocation %                                  97.371460%
   Net Principal Collections                                     7,566,030.70
   Principal Collections                                        23,858,810.29
   Required Overcollateralization Amt                            7,247,328.41
   Aggregate Credit Enhancement Draw Amt                                 0.00
   Credit Enhancement Draw Amt                                           0.00
   Interest Collections                                          1,626,462.97
